Net Loss Per Share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Net Loss Per Share

Basic and diluted net loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the year. There were no dilutive items outstanding for the year as the Company had a net loss and the effect of any stock options would be anti-dilutive.

The net loss per share is as follows:

	December 31,	December 31,	December 31,
	2020	2019	2018
Net loss	$(4,381)	$(12,354)	$(17,590)
Weighted average number of common shares outstanding – basic and diluted	325,483,780	282,306,312	254,387,482
Net loss per share – basic and diluted	$(0.013)	$(0.044)	$(0.069)